SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): August 14, 2001


               THE READER'S DIGEST ASSOCIATION, INC.
      (Exact name of registrant as specified in its charter)


         Delaware               1-10434            13-1726769
     (State or other       (Commission File     (I.R.S. Employer
     jurisdiction of            Number)      Identification Number)
     incorporation or
      organization)


            Pleasantville, New York          10570-7000
        (Address of principal executive      (Zip Code)
                    offices)

        Registrant's telephone number, including area code:
                          (914) 238-1000





                                                 Page 1 of 22 pages.



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ITEM 5.    Other Events.

      Filed herewith is the company's news release, issued on August 14, 2001, relating to earnings (Exhibit 99.1); remarks delivered to analysts and investors by Thomas O. Ryder on August 14, 2001 (Exhibit 99.2); remarks delivered to analysts and investors by George S. Scimone on August 14, 2001 (Exhibit 99.3).


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Number                   Description

            99.1    The company's news release, issued on August
                    14, 2001, relating to earnings guidance.

            99.2    Remarks delivered by Thomas O. Ryder to
                    analysts and investors on August 14, 2001.

            99.3 Remarks delivered by George S. Scimone to analysts and investors on August 14, 2001.

                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  August 14, 2001
                            _/s/    GEORGE S. SCIMONE
                            ---------------------------------------
                                       George S. Scimone
                                   Senior Vice President and
                                    Chief Financial Officer

                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The company's news release, issued on July 25, 2001, relating to earnings guidance.

  99.2 Remarks delivered by Thomas O. Ryder to analysts and investors on August 14, 2001.

  99.3 Remarks delivered by George S. Scimone to analysts and investors on August 14, 2001.